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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                October 13, 1998
       -------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Capital Gaming International, Inc.
       -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         New Jersey                   0-19128                 22-3061189
----------------------------        -----------           -----------------
(State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)           File Number)           Identification No.)




             2701 East Camelback Road, Suite 484, Phoenix, AZ 85016
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 667-0670
                        ---------------------------------
                         (Registrant's telephone number)





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ITEM 5. OTHER EVENTS.


        On September 28, 1998, Capital Gaming International, Inc. (the "Company") filed Form 12b-25 to obtain a 15 calendar day extension to filing its annual report on Form 10-K for the fiscal year ended June 30, 1998, extending the due date from September 28, 1998 to October 13, 1998. At that time, the Company anticipated that during the extension period (a) certain issues detailed in the Form 12b-25 relating to further amendments to the Company's Amended and Restated Senior Secured Notes Indenture (the "Amended Indenture") would be resolved; and (b) the audit of the Company's financial statements would be completed. As it is anticipated that neither of these events will have occurred by October 13, 1998 (the new due date for the Company's Form 10-K), the Company hereby gives notice that its Form 10-K filing will not be timely filed. It is the present intention of the Company to file promptly a revised motion for an Order Enabling Continued Implementation of Plan encompassing, among other things, the Amended Indenture, with the United States Bankruptcy Court for the District of New Jersey and to file its 10-K by October 30, 1998.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.




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                                    SIGNATURE


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CAPITAL GAMING INTERNATIONAL, INC.


                                    /s/ WILLIAM S. PAPAZIAN
                                    -----------------------------------
                                    William S. Papazian
Dated:  October 13, 1998            Executive Vice President and General Counsel


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